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                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                          ______________________________

                                     FORM 8-K

                                  CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 10, 1998 (June 22, 1998)

                          ______________________________

                                 BancorpSouth, Inc.
               (Exact Name of Registrant as Specified in Its Charter)


  Mississippi                        0-10826                     64-0659571
(State or Other                  (Commission File            (I.R.S. Employer
Jurisdiction of                       Number)                 Identification
 Incorporation)                                                    Number)


        One Mississippi Plaza
         Tupelo, Mississippi                             38801
(Address of Principal Executive Offices)              (Zip Code)

                                  (601) 680-2000
               (Registrant's Telephone Number, Including Area Code)

                                   Not Applicable
          (Former Name or Former Address, if Changed from Last Report)



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Item 5.  Other Events

     On June 22, 1998, the Registrant issued a press release regarding the Registrant's proposed merger with Alabama Bancorp, Inc., which is expected to close during 1998. A copy of the press release is filed as Exhibit 99.1 hereto, which is incorporated herein by reference.

     Statements contained in this Current Report which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, those relating to the future value of the Registrant's assets and the likelihood of either the merger with Alabama Bancorp, Inc. or the merger with Merchants Capital Corporation closing or being granted regulatory approval. Such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from the anticipated results. These risks and uncertainties include failure to obtain necessary regulatory or shareholder approval, failure of other conditions to closing to be satisfied, possibility of competing bids, regulatory constraints and other factors as may be identified from time to time in the Registrant's filings with the Securities and Exchange Commission or in the Registrant's press releases.

Item 7.  Financial Statements and Exhibits

(c)     The following exhibit is filed herewith:

Exhibit Number          Description
--------------          -----------
99.1                    Press Release of the Registrant, dated June 22, 1998




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                                SIGNATURES
                                ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BANCORPSOUTH, INC.


                                By:   /s/ L. Nash Allen, Jr.
                                      -----------------------------------
                                      L. Nash Allen, Jr.
                                      Treasurer and Chief Financial Officer




Date:  July 10, 1998



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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number          Description
--------------          -----------

99.1                    Press Release of the Registrant, dated June 22, 1998



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                                        BANCORPSOUTH, INC.

NEWS  RELEASE

June 22, 1998

For Further Information Contact:
L. Nash Allen, Jr. (601) 680-2330



             BANCORPSOUTH, INC. TO MERGE WITH ABLABAMA BANCORP, INC.

     BancorpSouth, Inc., headquartered in Tupelo, Mississippi, announced that a definitive agreement had been signed to merge with Alabama Bancorp, Inc. BancorpSouth with total assets of approximately $4.4 billion will merge with the Birmingham, Alabama based bank holding company in a transaction to be acocunted for as a pooling of interests and structured as a tax free exchange of common stock.
     Alabama Bancorp operates Highland Bank with seven banking locations in the metropolitan Birmingham area and First Community Bank of the South, headquartered in Fort Deposit, Alabama, with four banking locations southwest of Montgomery, Alabama. Both banks will be merged into BancorpSouth Bank, which operates as Bank of Mississippi in Mississippi and Volunteer Bank in Tennessee.
     In May, BancorpSouth announced an agreement to merge with Merchants Capital Corporation, a $225 million asset bank holding company, located in Vicksburg, Mississippi. Both transactions, which are subject to regulatory approval, are expected to close before year-end 1998 and will push BancorpSouth's total assets above $5.0 billion.
     Alabama Bancorp was a privately owned company and terms of the deal are not being announced.

                                 BancorpSouth, Inc.
    P O Box 789, Tupelo, MS 38802-0789 - (601) 680-2330 - FAX (601) 680-2382